Case No. 01-10370 et al

                              AMERICAN TISSUE INC.
                        Notes to Monthly Operating Report
                       July 1, 2002 through July 31, 2002

1. The monthly operating report ("MOR") of American Tissue Inc. includes only the assets, liabilities and operations of American Tissue Inc. (case number 01-10370) and the following Debtor subsidiaries (case numbers):
      American Tissue Corporation (01-10372), American Tissue Mills of Oregon, Inc. (01-10375), American Tissue Mills of Neenah LLC (01-10377), American Tissue Mills of New Hampshire, Inc. (01-10380), American Tissue Mills of Tennessee LLC (01-10382), American Tissue Mills of Wisconsin, Inc. (01-10386), American Tissue Mills of New York, Inc. (01-10389), American Tissue Mills of Greenwich LLC (01-10390), American Cellulose Mills Corp. (01-10391), Calexico Tissue Company LLC (01-10394), Coram Realty LLC (01-10396), Engineers Road, LLC (01-10399), Gilpin Realty Corp. (01-10403), Grand LLC (01-10406), Markwood LLC (01-10408), 100 Realty
      Management LLC (01-10410), Pulp & Paper of America LLC (01-10416), Saratoga Realty LLC (01-10392), Tagsons Paper, Inc. (01-10393), Unique Financing LLC (01-10395), Hydro of America LLC (01-10398), Landfill of America LLC (01-10402), Paper of America LLC (01-10405), Pulp of America (01-10407), Railway of America LLC (01-10409), American Tissue-New Hampshire Electric Inc. (01-10412), and Berlin Mills Railway, Inc. (01-10415). Assets and liabilities are stated at their historical cost (excluding finished goods inventory); thus, such amounts do not necessarily reflect their fair market value.

2. American Tissue Inc. reported on September 5, 2001 to the Securities and Exchange Commission that it has reason to believe that its consolidated financial statements for its fiscal years ended September 30, 1999 and 2000, as well as its consolidated financial statements for each of the first three quarters of fiscal 2000 and 2001, contain material inaccuracies. Prior-period adjustments have been made by management in an effort to more accurately state the balance sheet as of the Bankruptcy filing date of September 10, 2001. These adjustments are unaudited and are subject to material change.

3. The financial information contained herein for the period of July 1, 2002 through July 31, 2002, is un-audited and is subject to further review and potential adjustment. In addition, if and when an audit of the books and records of American Tissue Inc. and subsidiaries is completed, adjustments to the net realizable value of its assets, including, but not limited to, receivables, inventory, and property, plant and equipment may be required.

4. On May 28, 2002 the Debtor's facility known as Calexico was placed in receivership. Although in receivership the bank has not foreclosed on the underlying mortgage, therefore the real estate remains on the books at net book value.

                     Unaudited - Subject to Material Change

                                                         Case No. 01-10370 et al

5. Subsequent to the filing of the American Tissue Inc. MOR for the period from July 1, 2002 through July 31, 2002, American Tissue Inc. may identify certain adjustments, if any, relating to this time period. If needed, an amended MOR for the period from July 1, 2002 through July 31, 2002 will be filed with the court at a later date after all adjustments are identified and finalized.

6. Liabilities subject to compromise under Chapter 11 include the following (Liabilities Subject to Compromise have been restated from what was reported on the Monthly Operating Report for the period ending June 30,
      2002):

                                                                        ($000s)
                                                                        --------
         Notes Payable (Bank Group Line of Credit @ 7/31/02)            $103,697
         Accounts Payable - Trade                                        102,515
         Accrued Expenses                                                 23,979
         Accrued Fringes                                                   9,151
         Senior Secured Notes payable                                    159,533
         Other Long Term Liabilities                                      11,301
         Mortgage Loans Payable                                           19,454
         Capitalized Lease Obligations                                     1,134
                                                                        --------
         TOTAL                                                          $430,764
                                                                        ========

                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 7/01/02 - 7/31/02

                            Monthly Operating Report

        File with Court and submit copy to United States Trustee within
                           20 days after end of month

Submit copy of report to any official committee appointed in the case.

==========================================================================================================================
                                                                                                   Document    Explanation
REQUIRED DOCUMENTS                                                                  Form No.       Attached      Attached
==========================================================================================================================
Schedule of Cash Receipts and Disbursements                                       MOR - 1              X
--------------------------------------------------------------------------------------------------------------------------
      Bank Reconciliation (or copies of debtor's bank reconciliations)            MOR - 1 (CON'T)
--------------------------------------------------------------------------------------------------------------------------
      Copies of Bank Statements                                                                        X
--------------------------------------------------------------------------------------------------------------------------
      Cash disbursements journals
--------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                                           MOR - 2              X
--------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                                                     MOR - 3              X
--------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                                                      MOR - 4              X
--------------------------------------------------------------------------------------------------------------------------
      Copies of IRS Form 6123 or payment receipt
--------------------------------------------------------------------------------------------------------------------------
      Copies of tax returns filed during reporting period
--------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                                              MOR - 4              X
--------------------------------------------------------------------------------------------------------------------------
      Listing of aged accounts payable
--------------------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation and Aging                                      MOR - 5              X
--------------------------------------------------------------------------------------------------------------------------
Debtor Questionnaire                                                              MOR - 5              X
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


______________________________________                       ___________________
Signature of Debtor                                          Date


______________________________________                       ___________________
Signature of Joint Debtor                                    Date


______________________________________                       ___________________
Signature of Authorized Individual*                          Date


______________________________________            ______________________________
Printed Name of Authorized Individual             Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 7/01/02 - 7/31/02

                   Schedule of Cash Receipts and Disbursements

================================================================================================================================
                                                                         Prior Months -                        Cumulative Filing
                                                                           Cumulative        Current Month           to Date

                                                                                                 Actual              Actual
================================================================================================================================
Cash - Beginning of Month (1)                                           $    654,000.00     $ 20,326,253.95     $    654,000.00
================================================================================================================================

================================================================================================================================
Receipts (2)
--------------------------------------------------------------------------------------------------------------------------------
ATC Trade Cash Receipts                                                 $105,497,100.36     $    584,012.39     $106,081,112.75
--------------------------------------------------------------------------------------------------------------------------------
Oregon Trade Cash Receipts                                                 1,077,948.48                  --        1,077,948.48
--------------------------------------------------------------------------------------------------------------------------------
New York Trade Cash Receipts                                               1,150,031.30           23,399.20        1,173,430.50
--------------------------------------------------------------------------------------------------------------------------------
Neenah Trade Cash Receipts                                                 2,081,372.00           56,080.20        2,137,452.20
--------------------------------------------------------------------------------------------------------------------------------
Greenwich Trade Cash Receipts                                                 90,000.00              220.50           90,220.50
--------------------------------------------------------------------------------------------------------------------------------
ATM Tennessee Trade Cash Receipts                                             60,000.00                  --           60,000.00
--------------------------------------------------------------------------------------------------------------------------------
PPA Trade Cash Receipts                                                    5,663,616.40            4,948.63        5,668,565.03
--------------------------------------------------------------------------------------------------------------------------------
ATC Non A/R Cash Receipts (Checks)                                         2,052,743.53          406,322.74        2,459,066.27
--------------------------------------------------------------------------------------------------------------------------------
ATC Non A/R Cash Receipts (Wires)                                         17,497,385.05        1,032,757.08       18,530,142.13
--------------------------------------------------------------------------------------------------------------------------------
Net Proceeds from Sale of Assets                                          63,294,504.74          248,577.00       63,543,081.74
--------------------------------------------------------------------------------------------------------------------------------
   Total Receipts                                                       $198,464,701.86     $  2,356,317.74     $200,821,019.60
================================================================================================================================

================================================================================================================================
Disbursements
--------------------------------------------------------------------------------------------------------------------------------
Payroll related                                                         $ 32,693,796.03     $    445,685.00     $ 33,139,481.03
--------------------------------------------------------------------------------------------------------------------------------
Raw Materials/Supplies etc                                                19,233,757.77                  --       19,233,757.77
--------------------------------------------------------------------------------------------------------------------------------
Utilities                                                                  4,740,689.67           73,126.00        4,813,815.67
--------------------------------------------------------------------------------------------------------------------------------
Freight                                                                   11,366,666.45                  --       11,366,666.45
--------------------------------------------------------------------------------------------------------------------------------
Equipment Leases / Rent                                                    4,228,089.93           22,000.00        4,250,089.93
--------------------------------------------------------------------------------------------------------------------------------
Mortgages                                                                    484,537.74                  --          484,537.74
--------------------------------------------------------------------------------------------------------------------------------
Insurance                                                                  5,494,820.12          266,140.06        5,760,960.18
--------------------------------------------------------------------------------------------------------------------------------
SG&A                                                                       7,938,965.91           54,773.00        7,993,738.91
--------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                         12,904,528.54          714,060.00       13,618,588.54
--------------------------------------------------------------------------------------------------------------------------------
Property Taxes and other Closing Costs                                    23,179,841.49                  --       23,179,841.49
--------------------------------------------------------------------------------------------------------------------------------
Net Payment to  Senior Secured Bondholders                                17,779,150.80                  --       17,779,150.80
--------------------------------------------------------------------------------------------------------------------------------
Net Payment to Secured Lenders Line of Credit                             38,747,603.46          803,401.09       39,551,004.55
--------------------------------------------------------------------------------------------------------------------------------
   Total Disbursements                                                  $178,792,447.91     $  2,379,185.15     $181,171,633.06
================================================================================================================================

================================================================================================================================
Net Cash Flow                                                           $ 19,672,253.95     $    (22,867.41)    $ 19,649,386.54
================================================================================================================================

================================================================================================================================
Cash - End of Month                                                     $ 20,326,253.95     $ 20,303,386.54     $ 20,303,386.54
================================================================================================================================

================================================================================================================================
Disbursements for Calculating  U.S. Trustee Quarterly Fees (From Current Month Column)
================================================================================================================================
Total Disbursements                                                                                             $  2,379,185.15
--------------------------------------------------------------------------------------------------------------------------------
     Less: Transfers to Debtor In Possession Accounts                                                                        --
--------------------------------------------------------------------------------------------------------------------------------
     Plus: Estate Disbursements Made by Outside Sources                                                                      --
================================================================================================================================
Total Disbursements for Calculating U.S. Trustee Quarterly Fees                                                 $  2,379,185.15
================================================================================================================================

Notes:

(1) Cash balances include all funds placed in segregated bank accounts controlled by the agent of the Secured Lenders for "Professional Fees", "Rents & Leases", "Employee Benefits" and "Insurance".

(2) All collections and proceeds from any DIP Collateral are remitted to the Secured Lenders and are applied directly to the line of credit issued to American Tissue Inc.

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

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 7/01/02 - 7/31/02

                 Schedule of Cash Disbursements by Debtor Entity

===========================================================================================================================
                                                                  Prior Months -      Current Month       Cumulative Filing
                                                  Case #            Cumulative            Actual               To Date
===========================================================================================================================
===========================================================================================================================
Entity:
---------------------------------------------------------------------------------------------------------------------------
American Tissue Inc                              01-10370        $            --     $            --        $            --
---------------------------------------------------------------------------------------------------------------------------
American Tissue Corp                             01-10372         139,416,413.46        2,192,656.15         141,609,069.61
---------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Oregon, Inc.            01-10375           1,654,182.33                  --           1,654,182.33
---------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Neenah LLC              01-10377          16,644,359.65          179,365.00          16,823,724.65
---------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of New Hampshire, Inc      01-10380             497,822.00            1,985.00             499,807.00
---------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Tennessee LLC           01-10382           3,059,118.30                  --           3,059,118.30
---------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Wisconsin, Inc.         01-10386                     --                  --                     --
---------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of New York, Inc.          01-10389           1,220,468.21            4,759.00           1,225,227.21
---------------------------------------------------------------------------------------------------------------------------
American Tissue Mills of Greenwich LLC           01-10390             278,901.00              213.00             279,114.00
---------------------------------------------------------------------------------------------------------------------------
American Cellulose Mills Corp.                   01-10391           1,689,742.00               88.00           1,689,830.00
---------------------------------------------------------------------------------------------------------------------------
Saratoga Realty LLC                              01-10392              70,191.00                  --              70,191.00
---------------------------------------------------------------------------------------------------------------------------
Tagsons Papers, Inc.                             01-10393                     --                  --                     --
---------------------------------------------------------------------------------------------------------------------------
Calexico Tissue Company LLC                      01-10394             186,062.68                  --             186,062.68
---------------------------------------------------------------------------------------------------------------------------
Unique Financing LLC                             01-10395                     --                  --                     --
---------------------------------------------------------------------------------------------------------------------------
Coram Realty LLC                                 01-10396                     --                  --                     --
---------------------------------------------------------------------------------------------------------------------------
Hydro of America LLC                             01-10398                     --                  --                     --
---------------------------------------------------------------------------------------------------------------------------
Engineers Road, LLC                              01-10399                     --                  --                     --
---------------------------------------------------------------------------------------------------------------------------
Landfill of America LLC                          01-10402                     --                  --                     --
---------------------------------------------------------------------------------------------------------------------------
Gilpin Realty Corp.                              01-10403                     --                  --                     --
---------------------------------------------------------------------------------------------------------------------------
Paper of America LLC                             01-10405                     --                  --                     --
---------------------------------------------------------------------------------------------------------------------------
Grand LLC                                        01-10406             218,284.00                  --             218,284.00
---------------------------------------------------------------------------------------------------------------------------
Pulp of America                                  01-10407                     --                  --                     --
---------------------------------------------------------------------------------------------------------------------------
Markwood LLC                                     01-10408                     --                  --                     --
---------------------------------------------------------------------------------------------------------------------------
Railway of America LLC                           01-10409                     --                  --                     --
---------------------------------------------------------------------------------------------------------------------------
100 Realty Management LLC                        01-10410                     --                  --                     --
---------------------------------------------------------------------------------------------------------------------------
American Tissue - New Hampshire Electric Inc.    01-10412                     --                  --                     --
---------------------------------------------------------------------------------------------------------------------------
Berlin Mills Railway, Inc.                       01-10415                     --                  --                     --
---------------------------------------------------------------------------------------------------------------------------
Pulp & Paper of America LLC                      01-10416          13,856,903.28              119.00          13,857,022.28
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

                                                                 ----------------------------------------------------------
          Total Disbursements by Entity                          $178,792,447.91     $  2,379,185.15        $181,171,633.06
                                                                 ==========================================================

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

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 7/01/02 - 7/31/02

                             Bank Reconciliation (1)

================================================================================
                                                Bank Accounts
================================================================================
Balance Per Books             $      --     $      --     $     --     $      --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Bank Balance                         --            --           --            --
--------------------------------------------------------------------------------
Plus: Deposits In Transit            --            --           --            --
--------------------------------------------------------------------------------
Less: Outstanding Checks             --            --           --            --
--------------------------------------------------------------------------------
Other                                --            --           --            --
--------------------------------------------------------------------------------
Adjusted Bank Balance         $      --     $      --     $     --     $      --
================================================================================

Notes:

(1)   See attached copies of all DIP Bank Statements.

Other

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 7/01/02 - 7/31/02

                       Statement of Operations (in 000's)

NET SALES:
          Outside                                                       $    --
          Rental Income                                                      10
                                                                        -------
                                                                             10
                                                                        -------
COST OF SALES:
          Outside                                                           887
                                                                        -------

GROSS PROFIT / (LOSS)                                                      (877)

SG&A EXPENSES:
          Freight                                                            --
          Customs & Commissions                                              --
          Selling & Marketing                                                --
          Administrative                                                    536
                                                                        -------
                                                                            536
                                                                        -------

OPERATING PROFIT / (LOSS)                                                (1,413)

Restructuring Charges                                                     1,006
Gain on Sale of Assets                                                     (249)
Interest Expense (1)                                                        632

                                                                        -------
NET PROFIT / (LOSS)                                                     $(2,802)
                                                                        =======

Notes:

(1)   Assumes no interest payments to Senior Secured Note Holders.


                                  Page 5 of 10
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 7/01/02 - 7/31/02

                     Balance Sheet as of 7/31/02 (in 000's)

ASSETS
  Current Assets:
        Cash and cash equivalents                                     $     495
        Segregated Cash (1)                                              19,808
        Accounts Receivable, net of allowance                            11,677
        Inventories
             Raw Materials                                                   --
             Supplies Inventory                                              --
             Work-in-process                                                 --
             Finished goods                                                  --
                                                                      ---------
              Total Inventories                                              --

        Prepaid expenses and other current assets                         1,560
                                                                      ---------
              Total Current Assets                                       33,540

  Property Plant & Equipment
             Machinery and Equipment                                    104,840
             Building and Building Improvements                          12,992
             Leasehold Improvements                                       3,321
             Land                                                         2,994
             Construction in Progress                                    15,664
                                                                      ---------
              Total Property, Plant and Equipment                       139,811
             Less: Accumulated Depreciation                             (38,822)
                                                                      ---------
              Property, Plant & Equipment, net (2)                      100,989

  Due from Related Parties, net
        Affiliated Entities                                              31,693
              Inventory / Mexico                                          5,774
        Beneficial Stockholders                                           1,166
              Reserve for Due from Related Parties                      (38,633)
                                                                      ---------
  Due from Related Parties, net (3)                                          --

  Deferred Costs, net
        Total Deferred Costs                                             12,402
        Less: Accumulated Amortization                                   (6,313)
                                                                      ---------
              Total Deferred Costs, net                                   6,089

  Other Assets                                                               27
                                                                      ---------
               Total Assets                                           $ 140,645
                                                                      =========

Notes:

(1) Segregated cash includes $9,598 excess Cascades proceeds, $3,273 excess PPA sales proceeds, funds placed in trust for PPA human resource claims of $716 and $474 of disputed items in connection with the Cascades sale..

(2) Although the Calexico facility is in receivership the bank has not foreclosed on the underlying mortgage, therefore the real estate remains on the books at net, book value. Because the facility has not been foreclosed on, the net book value of the real estate also remain entact.

(3) The Debtors do not know what amount, if any, is collectable from Related Parties. The net realizable value of these assets is to be reviewed . As a result these assets have been fully reserved.


                                  Page 6 of 10
                     Unaudited - Subject to Material Change

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 7/01/02 - 7/31/02

                     Balance Sheet as of 7/31/02 (in 000's)

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:

       Accounts Payable Trade                                               759
       Accounts Payable Accrual (Prof Fee's)                              4,280
       Senior Secured Notes - Post-Petition Funding                         790
       Accrued Expenses (1)                                               5,402
                                                                      ---------

Total Liabilities:                                                       11,231

Liabilities Subject to Compromise:
       Notes Payable (Bank Group Line of Credit at 7/31/02) (2)       $ 103,697
       Accounts Payable Trade                                           102,515
       Accrued Expenses                                                  23,979
       Accrued Fringes                                                    9,151
       Senior Secured Notes Payable                                     159,533
       Other Long term Liabilities                                       11,301
       Mortgage Loans Payable                                            19,454
       Capitalized Lease Obligations                                      1,134
                                                                      ---------
Total Liabilities Subject to Compromise:                                430,764

 Stockholders' Equity
       Common Stock                                                       1,605
       Additional paid in capital                                        66,252
       Retained Earnings                                               (197,358)
       Current Earnings                                                (171,849)
                                                                      ---------
             Total Stockholders Equity                                 (301,350)

                                                                      ---------
       Total Liabilities and Stockholders Equity                      $ 140,645
                                                                      =========

Notes:

(1)   See Footnote (1) on Summary of Unpaid Postpetition Debts

(2) Represents the net of all postpetition advances and the proceeds from the collateral of the Secured Lenders.


                                  Page 7 of 10
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

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 7/01/02 - 7/31/02

                          Summary of Postpetition Taxes

=========================================================================================================================
                                                          Amount
                                        Beginning Tax   Withheld or    Amount      Date       Check No. or    Ending Tax
                                          Liability      Accrued        Paid     Paid (1)        EFT (1)       Liability
=========================================================================================================================
Federal
-------------------------------------------------------------------------------------------------------------------------
Withholding                               $       --     $ 48,726     $ 48,726   See Notes      See Notes      $       --
-------------------------------------------------------------------------------------------------------------------------
FICA - Employee                                   --       22,662       22,662   See Notes      See Notes              --
-------------------------------------------------------------------------------------------------------------------------
FICA - Employer                                   --       22,662       22,662   See Notes      See Notes              --
-------------------------------------------------------------------------------------------------------------------------
Unemployment                                      --            9            9   See Notes      See Notes              --
-------------------------------------------------------------------------------------------------------------------------
Income                                            --           --           --                                         --
-------------------------------------------------------------------------------------------------------------------------
Other:  Corporate (2)                         17,700           --           --                                     17,700
-------------------------------------------------------------------------------------------------------------------------
   Total Federal Taxes                    $   17,700     $ 94,060     $ 94,060                                 $   17,700
=========================================================================================================================
State and Local
-------------------------------------------------------------------------------------------------------------------------
Withholding                               $       --     $ 17,967     $ 17,967   See Notes      See Notes      $       --
-------------------------------------------------------------------------------------------------------------------------
Sales                                             --           --           --                                         --
-------------------------------------------------------------------------------------------------------------------------
Excise                                            --           --           --                                         --
-------------------------------------------------------------------------------------------------------------------------
Unemployment                                      --           75           75   See Notes      See Notes              --
-------------------------------------------------------------------------------------------------------------------------
Real Property (Property Taxes) (2)         1,591,472      154,000           --                                  1,745,472
-------------------------------------------------------------------------------------------------------------------------
Personal Property                                 --           --           --                                         --
-------------------------------------------------------------------------------------------------------------------------
Other:                                            --           --           --                  See Notes              --
-------------------------------------------------------------------------------------------------------------------------
   Total State and Local                  $1,591,472     $172,042     $ 18,042                                 $1,745,472
=========================================================================================================================
Total Taxes                               $1,609,172     $266,102     $112,102                                 $1,763,172
=========================================================================================================================

Notes:

(1) Payroll taxes are typically paid weekly. These taxes were paid on the following dates: 7/3/02, 7/12/02, 7/19/02, and 7/26/02. Outsourced third party payroll agencies remit all payments to the appropriate tax authorities on behalf of American Tissue Inc. and subsidiaries.

(2)   Taxes are estimated.

                      Summary of Unpaid Postpetition Debts

====================================================================================================================================
                                                                                  Number of Days Past Due
                                                                     ================================================
                                                      Current          0 - 30      31 - 60      61 - 90      Over 90        Total
====================================================================================================================================
Accounts Payable                                $         759,000    $       --    $     --    $     --    $       --    $   759,000
------------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                  --            --          --          --            --             --
------------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                             154,000       154,000     154,000     154,000     1,147,172      1,763,172
------------------------------------------------------------------------------------------------------------------------------------
Rent / Leases - Building (1)                     To Be Determined            --          --          --            --             --
------------------------------------------------------------------------------------------------------------------------------------
Rent / Leases - Equipment (1)                    To Be Determined            --          --          --            --             --
------------------------------------------------------------------------------------------------------------------------------------
Secured Debt / Adequate Protection Payments               827,000            --          --          --            --        827,000
------------------------------------------------------------------------------------------------------------------------------------
Senior Secured Notes  - Post-Petition Funding             790,000            --                                              790,000
------------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                       4,280,000            --          --          --            --      4,280,000
------------------------------------------------------------------------------------------------------------------------------------
Medical Insurance Claims                                1,791,000                                                          1,791,000
------------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                        --            --          --          --            --             --
------------------------------------------------------------------------------------------------------------------------------------
Mortgage Interest Payable                                  65,000        65,000      65,000      65,000       586,000        846,000
------------------------------------------------------------------------------------------------------------------------------------
Other:                                                    174,431            --          --          --            --        174,431
====================================================================================================================================
Total Postpetition Debts                        $       8,840,431    $  219,000    $219,000    $219,000    $1,733,172    $11,230,603
====================================================================================================================================

Notes:

(1) Pending the bankruptcy court's determination of the characterization of the Debtor's real estate and equipment leases outstanding as of the petition date as either "true" or operating leases or secured transactions, the characterization of postpetition obligations arising under such leases as administrative claims cannot be determined with exactitude. After the Debtors file their Schedule of Assets and Liabilities and Statement of Financial Affairs, which will include a schedule of all of the Debtors' leases, the Debtors will attempt to estimate the portion thereof that may be entitled to administrative claim status for the period from and after the petition date.

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                  Page 8 of 10
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

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 7/01/02 - 7/31/02

                  Accounts Receivable Reconciliation And Aging

===================================================================================
Accounts Receivable Reconciliation (1)                                     Amount
===================================================================================
Total Accounts Receivable at the beginning of the reporting period    $ 12,345,476
-----------------------------------------------------------------------------------
+ Amounts billed during the period                                              --
-----------------------------------------------------------------------------------
- Amounts collected during the period                                      668,661
-----------------------------------------------------------------------------------
- Prior period reserve adj                                                      --
-----------------------------------------------------------------------------------
Total Accounts Receivable at the end of the reporting period          $ 11,676,815
===================================================================================

===================================================================================
Accounts Receivable Aging                                                 Amount
===================================================================================
0 - 30 days old                                                       $         --
-----------------------------------------------------------------------------------
31 - 60 days old                                                           319,901
-----------------------------------------------------------------------------------
61 - 90 days old                                                           747,984
-----------------------------------------------------------------------------------
91+ days old                                                            33,863,605
-----------------------------------------------------------------------------------
Total Accounts Receivable                                               34,931,490
-----------------------------------------------------------------------------------
Bad Debt Reserve                                                       (23,254,675)
-----------------------------------------------------------------------------------
Accounts Receivable (Net)                                             $ 11,676,815
===================================================================================

(1) All collections and proceeds from any DIP Collateral are remitted to the Secured Lenders and are applied directly to the line of credit issued to American Tissue Inc.


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

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In re: American Tissue Inc. et al                        Case No. 01-10370 et al
Debtors                                      Reporting Period: 7/01/02 - 7/31/02

                              Debtor Questionnaire

========================================================================================

Must be completed each month                                           Yes        No
========================================================================================
1. Have any assets been sold or transferred outside the
normal course of business this reporting period? If yes,
provide an explanation below.                                          X
----------------------------------------------------------------------------------------
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If
yes, provide an explanation below.                                                X
----------------------------------------------------------------------------------------
3. Have all postpetition tax returns been timely filed? If
no, provide an explanation below.                                                 X
----------------------------------------------------------------------------------------
4. Are workers compensation, general liability and other
necessary insurance coverages in effect? If no, provide an
explanation below.                                                      X
----------------------------------------------------------------------------------------

Notes:

A) During the month of July the Debtor completed the sale of a substanial portion of the assets of its subsidiary American Cellulose Mills, Corp.

B) The Debtors have not yet filed their FY 2001 Federal / State Income Tax nor Employee Benefit returns. The Debtors are attempting to obtain the pertinent information in order to file all necessary FY 2001 returns.


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